                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PROFESSIONALS GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                PROXY STATEMENT
                                       OF
                           PROFESSIONALS GROUP, INC.
                            2600 PROFESSIONALS DRIVE
                             OKEMOS, MICHIGAN 48864
                                 (517) 349-6500

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                                                                     May 7, 1999

Dear Stockholder:

     You are cordially invited to attend Professionals Group, Inc.'s 1999 Annual Meeting of Stockholders. The meeting will be held at our principal executive offices located at 2600 Professionals Drive, Okemos, Michigan, at 10:00 a.m., local time, on Wednesday, June 2, 1999.

     At the meeting, you will be asked to:

     - elect five directors of Professionals Group; and

     - conduct other business properly brought before the meeting.

     The accompanying notice and proxy statement were prepared by Professionals Group's management on behalf of your Board of Directors and are being furnished to you in connection with the solicitation of proxies by your Board of Directors for use at the meeting. They describe in more detail the matters to be acted upon at the meeting and your voting rights with respect to such matters. Please review them carefully.

     YOUR VOTE IS IMPORTANT TO US. Whether or not you plan to attend the meeting, PLEASE VOTE YOUR SHARES BY COMPLETING THE ENCLOSED PROXY CARD AND PROMPTLY MAILING IT TO US in the postage-paid envelope that has been provided to you for your convenience.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ VICTOR T. ADAMO

                                          Victor T. Adamo
                                          President and Chief Executive Officer

     This proxy statement was first mailed to our stockholders on or about May 7, 1999.

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that Professionals Group, Inc.'s 1999 Annual Meeting of Stockholders will be held at 2600 Professionals Drive, Okemos, Michigan, at 10:00 a.m., local time, on Wednesday, June 2, 1999, for the following purposes:

     1. To elect five directors of Professionals Group for three year terms expiring at the annual meeting of stockholders to be held in the year 2002 and upon the election and qualification of their successors or upon their earlier resignation or removal.

     2. To transact such other business as may properly come before this meeting or any adjournments or postponements thereof.

     Your Board of Directors is not aware of any other business to come before this meeting.

     The close of business on April 7, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of Professionals Group stockholders entitled to vote at the meeting will be available for examination at the meeting.

     Professionals Group common stock constitutes the only security of Professionals Group whose holders are entitled to vote upon the proposals to be presented at the meeting.

     You may revoke your proxy at any time prior to its exercise. Any stockholder of record present at the meeting or at any adjournments or postponements thereof may revoke his or her proxy and vote personally on each matter brought before the meeting.

     YOUR VOTE IS IMPORTANT TO US. Whether or not you plan to attend the annual meeting, PLEASE VOTE YOUR SHARES BY COMPLETING THE ENCLOSED PROXY CARD AND PROMPTLY MAILING IT TO US in the postage-paid envelope that has been provided to you for your convenience.

                                          By Order of the Board of Directors

                                          /s/ ANNETTE E. FLOOD

                                          Annette E. Flood
                                          Secretary

May 7, 1999

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

     You can vote your shares of common stock at the meeting if our records show that you owned the shares on April 7, 1999. On each matter submitted to a stockholder vote, you will get one vote for each share of common stock you owned on that date. A total of 8,383,924 shares of common stock can vote at the meeting.

HOW DO I VOTE?

     You can vote on matters that are properly presented at the meeting in three ways:

     - You can come to the meeting and cast your vote; or

     - You can vote by signing and returning the enclosed proxy card in the enclosed envelope; or

     - You can vote by phone by calling toll-free 1-800-840-1208 on a touch tone telephone, entering the control number located on the enclosed proxy card, and following the instructions on either the attached Annex A or the enclosed proxy card.

     If you sign and return the enclosed proxy card or vote by telephone, the proxies named on the enclosed proxy card will vote your shares as you instruct. If you do not vote on a proposal, your proxies will vote for you on that proposal. Unless you instruct otherwise, the proxies will vote FOR each of the five director nominees nominated by your Board of Directors and in their discretion on every other proposal considered at the meeting.

HOW DO I VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

     If your shares are held in the name of your broker, a bank, or other nominee, then that party should give you instructions for voting your shares.

CAN I REVOKE MY PROXY OR CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. You may revoke your proxy at any time prior to its exercise by filing with the Secretary of Professionals Group a duly executed revocation or a proxy bearing a later date or by voting in person at the meeting. Your attendance at the meeting will not in and of itself constitute revocation of your proxy.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of stockholders is necessary to hold a valid meeting. If holders of at least one-third of the shares of common stock entitled to vote at the meeting are represented by proxy or in attendance at the meeting, then a quorum will exist. Abstentions and broker non-votes will be counted as present for these purposes. A broker non-vote will occur if your nominee votes on some matters on the proxy card but not on other matters because you did not give your nominee the authority to vote on those other matters.

WHAT VOTES ARE REQUIRED?

     - Directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting.

     - Any other action taken by a vote of our stockholders at the meeting will be authorized by a majority of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the action.

     The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting may authorize the adjournment or postponement of the meeting. However, no proxy which was voted against any proposal will be voted in favor of adjournment or postponement to solicit further proxies for that proposal.

                             ELECTION OF DIRECTORS

     Our articles of incorporation currently provide that your Board of Directors will consist of not less than nine directors and not more than 18 directors, with the actual number of directors being determined from time to time by your Board of Directors. Currently, the number of directors is 15.

     Your Board of Directors is divided into three classes with each class of directors elected to a three year term of office on a rotating basis. At each annual meeting of stockholders, a class of directors is elected to succeed the class of directors whose term of office expires at that meeting. The term of office of five directors expires at this meeting and your Board of Directors has nominated Louis P. Brady, M.D., Jerry D. Campbell, Richard P. Horsch, M.D., William H. Woodhams, M.D., and Donald S. Young for election as directors at this meeting. The individuals who are elected as directors at this meeting will hold office for a term expiring at the annual meeting of stockholders to be held in the year 2002 and upon the re-election and qualification of their respective successors or upon their earlier resignation or removal.

     The PROXIES solicited on behalf of your Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) WILL BE VOTED FOR THE ELECTION OF LOUIS P. BRADY, M.D., JERRY D. CAMPBELL, RICHARD P. HORSCH, M.D., WILLIAM H. WOODHAMS, M.D., AND DONALD S. YOUNG TO YOUR BOARD OF DIRECTORS.

     If any director nominee is unable to serve, your Board of Directors may reduce its size or designate a substitute. If a substitute is designated, then proxies voting FOR the election of the original director nominee will be cast FOR the election of the substituted nominee. At this time, your Board of Directors knows of no reason why any of the original director nominees might be unable to serve, if elected.

     The table below sets forth information regarding the composition of your Board of Directors.

                                    NOMINEES

                                                        POSITIONS HELD             DIRECTOR    TERM
                NAME                   AGE          IN PROFESSIONALS GROUP          SINCE     EXPIRES
                ----                   ---          ----------------------         --------   -------
Louis P. Brady, M.D. ................  78                  Director                  1998      1999
Jerry D. Campbell....................  58                  Director                  1996      1999
Richard P. Horsch, M.D. .............  63                  Director                  1999      1999
William H. Woodhams, M.D. ...........  61                  Director                  1996      1999
Donald S. Young, Esq. ...............  62                  Director                  1996      1999

                         DIRECTORS CONTINUING IN OFFICE

                                                        POSITIONS HELD             DIRECTOR    TERM
                NAME                   AGE          IN PROFESSIONALS GROUP          SINCE     EXPIRES
                ----                   ---          ----------------------         --------   -------
Victor T. Adamo, Esq. ...............  51     Director, Chairman, President and      1996      2000
                                                   Chief Executive Officer
Eliot H. Berg, M.D. .................  75         Director and Vice-Chairman         1998      2000
John F. McCaffrey....................  61                  Director                  1996      2000
Isaac J. Powell, M.D. ...............  58                  Director                  1996      2000
Edward S. Truppman, M.D. ............  68                  Director                  1998      2000
Richard G. Alper, M.D. ..............  70                  Director                  1998      2001
R. Kevin Clinton, FCAS, MAAA.........  44    Director and Chief Financial Officer    1997      2001
John F. Dodge, Jr., Esq. ............  71                  Director                  1996      2001
H. Harvey Gass, M.D. ................  83                  Director                  1996      2001
Ann F. Putallaz, Ph.D. ..............  53                  Director                  1996      2001

     No nominee or any of our directors or executive officers is related to any other nominee or director or executive officer of Professionals Group (or of any of its subsidiaries) by blood, marriage or adoption. There are no arrangements or understandings between any nominee or any of our directors or executive officers and any other person pursuant to which that nominee or director or executive officer was nominated or elected a director or elected an executive officer of Professionals Group or any of its subsidiaries.

     No director or executive officer of Professionals Group is a party to any material legal proceeding, or has a material interest in any such legal proceeding that is adverse to Professionals Group or any of its subsidiaries.

     Victor T. Adamo, Esq., has been the President and Chief Executive Officer and a director of Professionals Group since 1996, and its Chairman since October 1998. He has been a director of ProNational Insurance Company, a Michigan stock insurance company and a wholly-owned subsidiary of Professionals Group, since 1990. He was the President of ProNational Insurance Company from 1990 to July 1, 1998. He was the Chief Executive Officer of ProNational Insurance Company from 1987 to July 1, 1998. Mr. Adamo also has been a director of Michigan Educational Employees Mutual Insurance Company, a Michigan mutual insurance company that writes personal automobile and homeowners coverages, since May 1997. Prior to joining ProNational Insurance Company, Mr. Adamo was in private legal practice from 1975 to 1985 and represented ProNational Insurance Company in corporate legal matters. Mr. Adamo is a graduate of The University of Michigan and New York University School of Law and is a Chartered Property Casualty Underwriter
(CPCU).

     Richard G. Alper, M.D., became a director of Professionals Group on July 1, 1998 when Professionals Group completed its business combination with Physicians Protective Trust Fund. He served as a trustee of Physicians Protective Trust Fund from February 1996 to June 30, 1998. He was a consultant to Physicians Protective Trust Fund's Board of Trustees from March 1993 until becoming a trustee in February 1996. He is board certified in Internal Medicine, Hematology, and Medical Oncology and practices on behalf of Melbourne Internal Medicine Associates in Melbourne, Florida. Prior to July 1994, he was in private practice in Coral Gables, Florida. Dr. Alper is a graduate of the University of Miami School of Medicine.

     Eliot H. Berg, M.D., became the Vice-Chairman and a director of Professionals Group on July 1, 1998 when Professionals Group completed its business combination with Physicians Protective Trust Fund. He has been the Chairman and a director of ProNational Insurance Company since July 1, 1998. He was a member and the Chairman of Physicians Protective Trust Fund's Board of Trustees since its inception in 1975 to June 30, 1998. He is board certified in surgery, practices on behalf of Segal and Berg, P.A. in Hialeah, Florida and serves on the medical staffs of Palmetto General Hospital, Hialeah Hospital, Parkway Regional Medical Center, and Parkway West Regional Medical Center. He is a director and an officer of several corporations which provide surgical assistants to hospitals in the south Florida area. He was a founder of Palmetto General Hospital and was its Chairman of the Board from 1970 until August 1997. He served as a director and an officer of Patient Care of America, a health maintenance organization, from October 1985 until November 1990. He has been a member of the Board of Overseers for the University of Miami School of Medicine since 1983. He serves on the Board of Directors of the Dade County Medical Association. Dr. Berg is a graduate of the State University of New York, Downstate, Medical College.

     Louis P. Brady, M.D., became a director of Professionals Group on July 1, 1998 when Professionals Group completed its business combination with Physicians Protective Trust Fund. He was a trustee of Physicians Protective Trust Fund since its inception in 1975 to June 30, 1998. He practices office orthopaedics on behalf of Florida Center for Orthopaedics in Orlando, Florida and serves on its Board of Directors. He serves on the medical staffs of Florida Hospital, Winter Park Memorial Hospital and Lucerne Hospital. Dr. Brady is board certified in orthopaedic surgery and is a graduate of Emory University School of Medicine.

     Jerry D. Campbell has been a director of Professionals Group since 1996. He has been a director, and the Chairman and Chief Executive Officer, of Republic Bancorp Inc., a publicly held Michigan corporation and bank holding company, since 1986. Mr. Campbell is also a director of Newcor, Inc., a publicly held Delaware corporation. Mr. Campbell has a B.S. degree in liberal arts from Central Michigan University, a M.B.A. degree from Wayne State University and a M.B.A. degree from The University of Michigan. The common stock of Republic Bancorp Inc. is listed on the Nasdaq Stock Market(R) under the symbol "RBNC", and the common stock of Newcor, Inc. is listed on the Nasdaq Stock Market(R) under the symbol "NEWC".

     R. Kevin Clinton, FCAS, MAAA, has been the President and a director of Michigan Educational Employees Mutual Insurance Company, a Michigan mutual insurance company that writes personal automobile and homeowners coverages, since May 1997. He has been the Chief Financial Officer of Professionals Group since 1996 and a director of Professionals Group since September 1997. Mr. Clinton served as a Vice President, Treasurer and Actuary of ProNational Insurance Company from 1990 through June 1997. Prior to becoming an officer of ProNational Insurance Company, Mr. Clinton was ProNational Insurance Company's consulting actuary from 1986 to 1990. He formerly served as the Actuary for the Michigan Insurance Bureau and in the actuarial department of Michigan Mutual Insurance Company. Mr. Clinton is a Fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries. He is a graduate of The University of Michigan where he received a B.A. degree in business administration and a M.A. in actuarial science.

     John F. Dodge, Jr., Esq., has been a director of Professionals Group since 1996. Mr. Dodge was a director of ProNational Insurance Company from 1980 to July 1, 1998. Mr. Dodge is currently engaged in the private practice of law in Grosse Pointe, Michigan. Prior to establishing his private practice, Mr. Dodge was a senior partner in the law firm of Nederlander, Dodge & Rollins, P.C., Detroit, Michigan. Mr. Dodge has practiced general business and corporate law since 1961. Mr. Dodge is a graduate of The University of Michigan and The University of Michigan Law School. Mr. Dodge provides legal services to Professionals Group and its subsidiaries.

     H. Harvey Gass, M.D., has been a director of Professionals Group since 1996. Dr. Gass was a director of ProNational Insurance Company from 1980 to July 1, 1998. Dr. Gass is board certified in Neurosurgery and has practiced largely at Sinai Hospital, Detroit, Michigan since 1953. He has also served as Clinical Professor of Neurosurgery, Department of Neurosurgery, Wayne State University, School of Medicine, Detroit, Michigan. Dr. Gass is a graduate of The University of Michigan School of Medicine. Dr. Gass serves as a claims medical consultant to ProNational Insurance Company.

     Richard P. Horsch, M.D. has been a director of Professionals Group since April 1999. He has been a director of ProNational Insurance Company since 1987 and serves as Vice Chairman. Dr. Horsch is Board Certified in anesthesiology and is now retired from active practice. Prior to retirement, Dr. Horsch practiced on the medical staff of St. Mary's Hospital, Livonia, Michigan. Dr. Horsch is a graduate of Wayne State University, School of Medicine.

     John F. McCaffrey, has been a director of Professionals Group since 1996. He has been President of Willis Corroon Risk Solutions since June 1998. He is also the founder and President of Belle Meade Group, Inc., a privately held brokerage development corporation headquartered in Chicago, Illinois. Prior to founding Belle Meade Group in July 1993, and from March 1988 to September 1992, he was Senior Vice President of Aon Corporation and the Vice-Chairman of Rollins Burdick Hunter Co. From June 1988 to September 1991, he served as director of Life of Virginia and Director of Union Fidelity Life Insurance Company. Mr. McCaffrey is a former member of the Board of Trustees of the American Institute for Property and Liability Underwriters, Inc./Insurance Institute of America, Inc. He is also a former director of the National Association for Casualty & Surety Agents. He has served as a director of the board and member of the executive committee of the National Association of Insurance Brokers. He attended the University of Virginia and The University of Michigan.

     Isaac J. Powell, M.D., has been a director of Professionals Group since 1996. Dr. Powell was a director of ProNational Insurance Company from 1980 to July 1, 1998. He has been a director of Republic Bancorp, Inc., a publicly held Michigan corporation and bank holding company, since 1998. He is board certified in Urology and has practiced medicine since 1969. Dr. Powell has been an Associate Professor in Urology in the Department of Urology, Wayne State University, School of Medicine, Detroit, Michigan since 1986. Dr. Powell is also Chief of Urology at Veterans Hospital of Michigan. Dr. Powell is a graduate of the University of Michigan and Indiana University Medical School. The common stock of Republic Bancorp, Inc. is listed on the Nasdaq Stock Market(R) under the symbol "RBNC".

     Ann F. Putallaz, Ph.D., has been a director of Professionals Group since 1996. Since December 1994 she has been the Vice President and Director of Retirement Services of Munder Capital Management, and the investment advisor to The Munder Funds, a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended. From June 1992 to December 1994, she was the Director of Client and Marketing Services and Mutual Fund Product Management of Woodbridge Capital Management, a predecessor-in-interest to Munder Capital Management. From July 1990 to June 1992, she was the Director of Marketing, Economics and Quantitative Analysis of Comerica Capital Management, a predecessor-in-interest to Woodbridge Capital Management. Ms. Putallaz has a B.A. degree in economics from Smith College, and a M.A. degree and a Ph.D. degree in economics from The University of Michigan.

     Edward S. Truppman, M.D., became a director of Professionals Group on July 1, 1998 when Professionals Group completed its business combination with Physicians Protective Trust Fund. He was a member and the Secretary of Physicians Protective Trust Fund's Board of Trustees since its inception in 1975. He is board certified in Plastic Surgery, practices Plastic Surgery on behalf of Edward S. Truppman, M.D., P.A. in Aventura, Florida, and serves on the medical staffs of Palmetto General Hospital, Aventura Hospital and Medical Center, Parkway Medical Center, Miami Heart Institute, and Jackson Memorial Hospital. He is a director and officer of Surgical Assistants of Florida, which provides surgical assistants to hospitals in the South Florida area. He was a founder of Palmetto General Hospital and served as its Vice Chairman from 1970 until August 1997. He is the Vice-Chairman of the Steering Committee of Hialeah Miami Springs Medical Fund II. He was the Founding President of the American Association for Accreditation of Ambulatory Surgery Facilities, Inc. and continues to serve on its Board of Directors. He serves on the Board of Governors of the Florida Patient's Compensation Fund and has served as President of the Florida Society of Plastic and Reconstructive Surgeons and as Past President of the American Association for Athletic Plastic Surgery. Dr. Truppman also served as Chairman of the Board of Patient Care of America, a health maintenance organization, from October 1985 until November 1990. He served as Chairman of the Board of Pan American Bank from June 1989 until April 1994. Dr. Truppman is a graduate of the University of Minnesota Medical School.

     William H. Woodhams, M.D., has been a director of Professionals Group since 1996. Dr. Woodhams was a director of ProNational Insurance Company from 1980 to July 1, 1998. Dr. Woodhams is board certified in Family Practice and has been in private practice in Kalamazoo, Michigan since 1964. Dr. Woodhams serves as an Assistant Clinical Professor in the Department of Family Practice at Michigan State University, College of Human Medicine. Dr. Woodhams is also a member of the Michigan Board of Medicine Committee of Licensure and Discipline. Dr. Woodhams served as a member of the Board of Directors of Physicians Insurance Company of Indiana from 1982 to 1994. Dr. Woodhams is a graduate of The University of Michigan School of Medicine.

     Donald S. Young, Esq., has been a director of Professionals Group since 1996. He has been a principal in Dykema Gossett PLLC, a law firm headquartered in Detroit, Michigan since 1972. Mr. Young has a B.A. degree in economics from The University of Michigan and an LL.B. degree from Harvard University. Mr. Young serves as a director of Attorneys' Liability Assurance Society (Bermuda) Ltd. and Attorneys' Liability Assurance Society Inc., which provide professional liability insurance for large law firms, since 1992. Dykema Gossett PLLC has in the past provided legal services to Professionals Group and its subsidiaries and to certain directors of Professionals Group and its subsidiaries.

     Effective April 30, 1999, Steven L. Salman, Esq. resigned as the Chief Operating Officer and a director of Professionals Group and the President and Chief Executive Officer of ProNational Insurance Company. Mr. Salman had been the Chief Operating Officer and a director of Professionals Group and the President and Chief Executive Officer of ProNational Insurance Company since July 1, 1998 when Professionals Group completed its business combination with Physicians Protective Trust Fund. He was the President and Chief Executive Officer of Physicians Protective Trust Fund from October 1, 1996 to June 30, 1998. Prior to joining Physicians Protective Trust Fund, he was President, Chief Executive Officer and Director of Kentucky Medical Insurance Company in Louisville, Kentucky, where he also served on the Board of Directors of three of its subsidiaries. Prior to joining Kentucky Medical Insurance Company in August 1991, he was Senior Vice President Corporate Affairs and General Counsel for Sisters of Charity Health Care Systems, Inc. in Cincinnati, Ohio, where among other responsibilities, he administered three insurance companies that were owned, or partially owned, by this health care system. Prior to joining Sisters of Charity, he held positions in two large hospitals as the Director of Risk Management/Risk Control. Mr. Salman was a founder and the first President of the American Society for Health Care Risk Management. He has previously served on the boards of two hospitals and currently serves on the Board of Trustees of Franciscan Service Corporation, a Catholic multi-hospital system operating hospitals in three states. Mr. Salman received his undergraduate business degree from Indiana University and his law degree from Capital University Law School.

     During 1998, Mr. Victor T. Adamo, Mr. R. Kevin Clinton and Mr. Steven L. Salman were the only directors of Professionals Group who were also employees of Professionals Group or a subsidiary of Professionals Group.

BOARD COMMITTEES AND MEETINGS

     Your Board of Directors conducts its business through its meetings and through the activities of its committees. Your Board of Directors, which had six meetings in 1998, has five standing committees. The members of those committees during 1998 and the functions of those committees are listed below:

           NAME OF COMMITTEE                                                                      MEETINGS
              AND MEMBERS                                 FUNCTION OF THE COMMITTEE               IN 1998
           -----------------                              -------------------------               --------
EXECUTIVE
Donald S. Young, Chairman                -     meets in place of full Board on special issues      1
Victor T. Adamo                                or when scheduling makes convening entire Board
Eliot H. Berg, M.D.                            difficult
R. Kevin Clinton                         -     may act on behalf of full Board on all but
Steven L. Salman                               major corporate matters
                                         -     all actions taken by this committee are
                                               reported at next meeting of full Board
AUDIT
Louis P. Brady, M.D., Chairman           -     confers with financial officers and independent     2
Eliot H. Berg, M.D.                            accountants regarding scope of examinations
Isaac J. Powell, M.D.                    -     reviews qualifications and reports of
Edward S. Truppman, M.D.                       independent accountants and internal auditors
William H. Woodhams, M.D.                -     reviews recommendations about internal
Donald S. Young                                controls
                                         -     recommends selection of independent accountants
                                               to full Board
                                         -     monitors compliance with codes of conduct and
                                               applicable laws and regulations
COMPENSATION
Eliot H. Berg, M.D., Co-Chairman         -     approves standards for setting executive            3
Jerry D. Campbell, Co-Chairman                 compensation levels
Louis P. Brady, M.D.                     -     administers non-employee directors stock option
John F. McCaffrey                              plan and long term stock incentive plan
Edward S. Truppman, M.D.                 -     grants awards under long-term stock incentive
William H. Woodhams, M.D.                      plan
                                         -     sets compensation for key employees
                                         -     makes executive compensation recommendations to
                                               full Board when full Board approval is required

           NAME OF COMMITTEE                                                                      MEETINGS
              AND MEMBERS                                 FUNCTION OF THE COMMITTEE               IN 1998
           -----------------                              -------------------------               --------
NOMINATING
Edward S. Truppman, M.D., Chairman       -     recommends candidates to fill Board vacancies       1
Louis P. Brady, M.D.                           and for the slate of director nominees to be
H. Harvey Gass, M.D.                           proposed by the full Board at annual meeting of
Isaac J. Powell, M.D.                          stockholders
                                         -     considers director nominees from stockholders
                                               for election at annual meeting of stockholders
                                               if written stockholder nomination is timely and
                                               properly submitted
INVESTMENT
John F. Dodge, Jr., Chairman             -     recommends investment policy and guidelines to      6
Victor T. Adamo                                full Board
Richard G. Alper, M.D.                   -     selects investment managers for investment
R. Kevin Clinton                               portfolio
Ann F. Putallaz                          -     monitors investment activities and performance
Steven L. Salman                               of investment managers

     No incumbent director attended fewer than 75% of the total meetings of your Board of Directors, or the Board committees on which such director served, that were held during the portion of 1998 that he or she was a director.

DIRECTOR COMPENSATION

     GENERAL. We do not pay directors who are also officers of Professionals Group additional compensation for their service as directors. Compensation for our non-employee directors includes the following:

     - $20,000 annual retainer;

     - $10,000 annual stipend as long as a director has attended at least three-quarters of their assigned board and committee meetings;

     - reimbursement for reasonable expenses incurred in connection with attending a Board meeting or Board committee meeting; and

     - an option to acquire 500 shares of common stock at fair market value on the date the option is issued. Each option is issued pursuant to our 1996 Non-Employee Directors Stock Option Plan.

     1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. The general purposes of this plan are to:

     - encourage non-employee directors to own our common stock, and

     - to provide a means for tying a portion of the compensation paid to non-employee directors for their service on your Board of Directors to the value of our common stock, thus more closely aligning our directors interests with your interests.

     Although your Board of Directors is the administrator of this plan, neither it nor any other person or body has any discretion to select the persons who receive awards under this plan, the times at which awards are granted, or the terms and conditions of such awards. Instead, all such matters are determined entirely by the terms of the plan itself. At the adjournment of each organizational meeting of your Board of Directors following an annual meeting of stockholders of Professionals Group, each person who is then a non-employee director of Professionals Group is automatically granted a plan option covering 500 shares of common stock. The per share exercise price of each option granted under the plan is the "fair market value" of a share of common stock at the date the option is granted. Pursuant to the plan, in June, 1998 directors Campbell, Dodge, Gass, McCaffrey, Powell, Putallaz, Woodhams, and Young each received an option to purchase 500 shares of common stock at an exercise price of $36.14 per share.

     DIRECTOR STOCK GRANTS. Subject to adjustment and in connection with the completion of its business combination with Physicians Protective Trust Fund, and pursuant to Consulting, Confidentiality and Noncompetition Agreements between it and each of Drs. Alper, Berg, Brady and Truppman, Professionals Group granted and allocated to them shares of common stock as follows: Richard G. Alper, M.D., 9,687 shares; Eliot H. Berg, M.D., 14,957 shares; Louis P. Brady, M.D., 10,075 shares; Edward S. Truppman, M.D., 9,687 shares. On July 1, 1998 Professionals Group delivered to each of Drs. Alper, Berg, Brady and Truppman 20% of the aggregate number of shares of common stock allocated to each of them. The remaining shares of common stock allocated to each of them will be delivered in four equal and annual installments, subject to the vesting provisions of their consulting agreements.

DIRECTOR NOMINATIONS

     Only persons who are nominated in accordance with the procedures set forth in our articles of incorporation are eligible for election to your Board of Directors. Nominations of persons for election to your Board of Directors may be made at a stockholders meeting by or at the direction of your Board of Directors or by any stockholder entitled to vote for the election of directors at the meeting who gives timely written notice to Professionals Group's Secretary. To be timely, a stockholder's notice, must contain all of the information required by Professionals Group's articles of incorporation, and, must be delivered to and received at Professionals Group's principal executive offices not later than 120 days prior to the date one year from the date of the immediately preceding annual meeting of stockholders, and with respect to an election to be held at a special meeting of stockholders, the close of business on the 10th day following that date that is the earlier of the date on which public disclosure of such special meeting is first made and the date on which formal notice of such special meeting is first given to stockholders.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     During 1998, your executive officers consisted of the persons named below. Our executive officers are elected annually and serve at the pleasure of your Board of Directors.

                   NAME                       AGE                     POSITION
                   ----                       ---                     --------
Victor T. Adamo, Esq., CPCU...............    51     Chairman, President and Chief Executive
                                                     Officer
Eliot H. Berg, M.D........................    74     Vice Chairman
Steven L. Salman, Esq.....................    51     Chief Operating Officer
R. Kevin Clinton, FCAS, MAAA..............    44     Chief Financial Officer
Annette E. Flood, Esq., R.N...............    40     Vice President and Secretary
John F. Lang..............................    35     Vice President, Treasurer and Chief
                                                     Accounting Officer
Joseph O. Marker, FCAS, MAAA..............    50     Chief Actuary
William P. Sabados........................    49     Chief Information Officer

     For information with respect to Messrs. Adamo, Salman and Clinton, and Dr. Berg, see "Election of Directors" above.

     Annette E. Flood, Esq., R.N., has been a Vice President and Secretary of Professionals Group since 1996. She is Senior Vice President, Corporate Secretary and Legal Counsel of ProNational Insurance Company. She has been a director of Michigan Educational Employees Mutual Insurance Company, a Michigan mutual insurance company that writes personal automobile and homeowners coverages, since May 1997. Prior to joining ProNational Insurance Company in 1992, Ms. Flood was employed by Lansing General Hospital, Lansing, Michigan, from 1986 to 1992, most recently in the capacity of Vice President, Legal Services and Quality Management. Prior to joining the Lansing General Hospital staff, she was in the litigation section of the law firm of Dykema Gossett PLLC, Lansing, Michigan. Ms. Flood has a B.A. degree in nursing from The University of Michigan and a law degree from Wayne State University Law School.

     John F. Lang, has been a Vice President, Treasurer and Chief Accounting Officer of Professionals Group since July 1998. Mr. Lang served as Treasurer of ProNational Insurance Company from August 1996 through June 1998 and as Chief Financial Officer of ProNational Insurance Company from July 1997 through June 1998. Prior to joining ProNational Insurance Company in 1996, Mr. Lang was a senior manager on the audit staff of Coopers & Lybrand LLP where he was employed since 1986. Mr. Lang is a CPA and has a B.S.B.A. degree in accounting from Central Michigan University.

     Joseph O. Marker, FCAS, MAAA, has been the Chief Actuary of Professionals Group since March 1999. Mr. Marker is also Senior Vice President and Chief Actuary of ProNational Insurance Company. Prior to joining Professionals Group, Mr. Marker served in an actuarial capacity for Allmerica Financial Corporation in Howell, Michigan from 1986 through 1999, most recently as Vice President, Actuarial. Prior to 1986, Mr. Marker was an actuary for Westfield Companies and St. Paul Companies. Mr. Marker is a Fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Mr. Marker is a graduate of the University of Michigan and received a Masters in mathematics from the University of Minnesota.

     William P. Sabados, has been the Chief Information Officer of Professionals Group since July 1998. Mr. Sabados is also Chief Information Officer of ProNational Insurance Company. Mr. Sabados has been a Vice President and Chief Information Officer of Michigan Educational Employees Mutual Insurance Company, a Michigan mutual insurance company that writes personal automobile and homeowners coverages, since February 1997. From 1987 to 1997, Mr. Sabados was Vice President of Information Systems for the Investor Insurance Group. Prior to that, Mr. Sabados served as Director of Membership/Billing for Blue Cross/Blue Shield North East Ohio in Cleveland, Ohio since 1984. Mr. Sabados is a graduate of David M. Meyers College.

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each of the five most highly compensated executive officers of Professionals Group (the "named executive officers") for the last three completed fiscal years whose salary and bonus exceeded $100,000 in 1998.

                                                                                           LONG TERM COMPENSATION
                                                                              ------------------------------------------------
                                       ANNUAL COMPENSATION                            AWARDS            PAYOUT
                          ---------------------------------------------       ----------------------    ------
                                                              OTHER           RESTRICTED
                                                              ANNUAL            STOCK       OPTIONS/     LTIP      ALL OTHER
       NAME AND                   SALARY         BONUS     COMPENSATION        AWARD(S)       SARS      PAYOUT    COMPENSATION
  PRINCIPAL POSITION      YEAR      ($)         ($)(A)         ($)               ($)          (#)        ($)          ($)
  ------------------      ----    ------        ------     ------------       ----------    --------    ------    ------------
Victor T. Adamo.......    1998    300,000            --           --                --           --      --          30,122(c)
Chairman, President       1997    238,526       200,000        6,000(b)             --       60,000      --          30,848(c)
& CEO                     1996    223,751        19,186       12,000(b)         66,150           --      --          29,368(c)
Steven L. Salman......    1998    365,625            --       45,000(d)             --           --      --          34,190(c)
Chief Operating           1997         --            --           --                --           --      --              --
Officer                   1996         --            --           --                --           --      --              --
R. Kevin Clinton......    1998    275,000       150,000           --                --           --      --          29,874(c)
Chief Financial           1997    222,021       150,000           --                --       40,000      --          30,848(c)
Officer                   1996    217,861        18,906           --            57,820           --      --          29,368(c)
Annette E. Flood......    1998    140,000            --           --                --           --      --          26,590(c)
Vice President and        1997    124,620       125,000           --                --       13,000      --          25,533(c)
Secretary                 1996    114,620        13,739           --            40,915           --      --          24,767(c)
William P. Sabados....    1998    114,620            --           --                --           --      --          10,127(c)
Chief Information         1997     77,001(e)     30,000       17,055(f)             --           --      --              --
Officer                   1996         --            --           --                --           --      --              --

---------------
(a) Amounts shown reflect bonuses granted for the year listed, but were paid during the following calendar year.

(b)  Amounts shown consist of director fees paid by ProNational Insurance
     Company.

(c) Amounts shown for 1998 consist of the following: (i) Mr. Adamo: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational Insurance Company Pension Plan and the ProNational Insurance Company Employees' Savings and Retirement Plan (the "ProNational pension plans") for the benefit of Mr. Adamo of $22,622; (ii) Mr. Salman: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Mr. Salman of $26,690; (iii) Mr. Clinton: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Mr. Clinton of $22,374; (iv) Ms. Flood: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Ms. Flood of $19,090; and (v) Mr. Sabados: matching contribution to purchase of common stock under the Professionals Group Stock Purchase Plan of $3,250 and contributions under the ProNational pension plans for the benefit of Mr. Sabados of $6,877. Amounts shown for 1997 consist of the following: (i) Mr. Adamo: matching contribution to purchases of Professionals Group Common Stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Mr. Adamo of $23,348; (ii) Mr. Clinton: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Mr. Clinton of $23,348; and (iii) Ms.
     Flood: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Ms. Flood of $18,033. Amounts shown for 1996 consist of the following: (i) Mr. Adamo: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Mr. Adamo of $21,868; (ii) Mr. Clinton: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Mr. Clinton of $21,868; and (iii) Ms.
     Flood: matching contribution to purchases of common stock under the Professionals Group Stock Purchase Plan of $7,500 and contributions under the ProNational pension plans for the benefit of Ms. Flood of $17,267.

(d) Amount shown reflects annual housing allowance of $45,000 pursuant to Mr. Salman's employment agreement.

(e) The 1997 amount shown reflects annualized salary of $110,000 and reflects salary from date of employment with ProNational Insurance Company.

(f)  Amount shown reflects relocation expenses paid.

SALMAN EMPLOYMENT AGREEMENT AND STOCK GRANT

     Steven L. Salman's employment agreement, that was entered into by Mr. Salman and Physicians Protective Trust Fund and was assumed by Professionals Group as part of the merger agreement, provides for, among other things: a base salary of $325,000 per year; an annual cash bonus of up to 50% of his base salary (of which 25% is added to base salary); and a housing allowance of $45,000 per year.

     In connection with the completion of its business combination with Physicians Protective Trust Fund, and pursuant to a Confidentiality, Noncompetition and Stock Grant Agreement with Mr. Salman, Professionals Group granted and allocated to Mr. Salman 38,747 shares of common stock. On July 1, 1998 Professionals Group delivered to Mr. Salman 20% of the aggregate number of shares of common stock allocated to him with an expense to Professionals Group of $403,297.

AGGREGATE OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     The following table sets forth certain information concerning stock options/SARs granted to the named executive officers.

                                                                           NUMBER OF                VALUE OF
                                                                           SECURITIES              UNEXERCISED
                                                                     UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                        OPTIONS/SARS AT          OPTIONS/SARS AT
                                            SHARES        VALUE       FISCAL YEAR-END (#)      FISCAL YEAR-END ($)
                                         ACQUIRED ON     REALIZED         EXERCISABLE/            EXERCISABLE/
                NAME                     EXERCISE (#)      ($)           UNEXERCISABLE            UNEXERCISABLE
                ----                     ------------    --------    ----------------------    -------------------
Victor T. Adamo......................         0             0            13,200/66,000*                0/0
Steven L. Salman.....................         0             0                       0/0                0/0
R. Kevin Clinton.....................         0             0             8,800/44,000*                0/0
Annette E. Flood.....................         0             0             2,860/14,300*                0/0
William P. Sabados...................         0             0                       0/0                0/0

---------------
* A total of 146,500 options were issued in 1997 under the 1996 Professionals Group Long Term Stock Incentive Plan. All of these options are non-qualified stock options, are subject to vesting in annual increments of 20% commencing February 12, 1998 and expire at 5:00 p.m. on February 12, 2007.

     The above listed stock options were granted in 1997 pursuant to our 1996 Long Term Stock Incentive Plan, which is administered by the Compensation Committee of your Board of Directors.

KEY EMPLOYEE RETENTION PLAN

     We have a Key Employee Retention Plan that provides our executives and "key employees" with a severance payment and certain insurance and other benefits in the event that there is a change in control of Professionals Group, as defined in the plan, that is coupled with the actual involuntary or constructive termination of such executive within two years after such change in control. The amount of the severance payment is equal to two times the executive's base salary plus bonus (average of last three years).

STOCK PURCHASE PLAN

     We have implemented a stock purchase plan which permits employees and directors of Professionals Group and its subsidiaries to purchase common stock by means of payroll deduction. Under this plan, we may elect to match participant purchases. During 1998 we matched participant purchases at the rate of $1.25 (of which $1.00 was used to purchase common stock and $.25 was applied to income taxes) for each $1.00 of participant purchases up to a maximum participant purchase of $6,000. In the event that Professionals Group was not the direct employer of a participant, the match amount was charged to the subsidiary that was the employer of the participant. Participants in this plan exercise all rights of ownership with respect to shares of common stock purchased for their respective accounts. For 1999, we will match participant purchases at the rate of $1.00 for each $1.00 of participant purchases up to $4,000 and $0.50 for each $1.00 of participant purchases after that, up to a maximum participant purchase of $6,000.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee has responsibility for our executive compensation policies and practices. The Compensation Committee approves all elements of compensation for corporate officers and administers the 1996 Professionals Insurance Company Management Group Long-Term Stock Incentive Plan, which was approved by Professionals Group's stockholders in 1996 and provides for certain incentive awards to officers, other executives and selected key employees.

     The Compensation Committee regularly reports on its activities to your Board of Directors. The Compensation Committee also obtains ratification by the non-employee members of your Board of Directors of all items of compensation for the five highest-paid executives.

     The Compensation Committee is comprised of six outside directors who are not officers or employees of Professionals Group or its subsidiaries and who are not eligible to participate in any of the plans or programs that the Compensation Committee administers. The Compensation Committee's report on executive compensation follows:

          The officers of Professionals Group and its subsidiaries, including the Chief Executive Officer, are compensated through a combination of salary and incentive compensation. The primary purposes of Professionals Group's compensation program are to attract and retain qualified individuals and to motivate and reward individuals based on performance. Salary and annual incentive compensation awards reward senior executives for their current performance and contributions. Awards under Professionals Group's 1996 Long-Term Stock Incentive Plan are provided to reward senior executives for taking action that contributes to Professionals Group's long-term growth and success, and to link the interests of such senior executives to those of Professionals Group's stockholders. We believe that making portions of executive compensation subject to short-term and long-term performance will further focus senior executives on the importance of balancing short-term and long-term corporate interests, will provide an incentive for increasing stockholder value over the long term, and will more closely align the interest of senior executives with those of stockholders.

          It is our goal to establish salaries that are competitive in comparison to market practices and reflect a senior executive's scope of responsibilities, level of experience, individual performance and contribution to the business. In establishing salaries, we review executive compensation survey data for insurance companies and publicly traded insurance groups of similar size and product lines. We also consider, among other factors, job responsibilities and job performance, education, training and market opportunities.

          We award annual incentive compensation to each senior executive based upon our assessment of Professionals Group's performance against

        - certain pre-established corporate goals during the prior year (including growth and financial results),

        - competitive factors,

        - the market performance of Professionals Group common stock, and

        - the contribution made by such senior executive to Professionals Group's future performance.

          We encourage stock ownership by senior executives. Prior to 1997, grants of restricted stock were made to senior executives in recognition of Professionals Group's significant financial progress and growth as well as the increased value of common stock during 1996 and prior years. In 1997, and in lieu of grants of restricted stock, options to purchase shares of common stock were awarded under the 1996 Long Term Stock Incentive Plan. No awards or grants were made under this plan in 1998.

          Professionals Group's executive officers are also eligible to participate in compensation and benefit programs generally available to other employees, such as the stock purchase plan, the ProNational Insurance Company Pension Plan, the ProNational Insurance Company Employees' Savings and Retirement Plan, and supplemental life and disability insurance programs.

          For 1998, Professionals Group's chief executive officer was Victor T. Adamo, Chairman, President and Chief Executive Officer. With respect to 1998, Mr. Adamo was paid $300,000 in salary. He did not receive an annual incentive award because Professionals Group did not meet its financial goals for 1998. The Summary Compensation Table shows the amounts and type of compensation paid to Mr. Adamo in 1998. The bases for our determinations regarding Mr. Adamo's salary for 1998 included survey data for peer executives and the success of Mr. Adamo's leadership in improving Professionals Group's business position, his management of operational and strategic issues, and the improved overall competitive position of Professionals Group. Evidence of Mr. Adamo's leadership can be found in Professionals Group's larger balance sheet, increased revenues, improved claims-paying-ability ratings, and increased product and geographical diversification. As in prior years, the key judgment we made in determining

     Mr. Adamo's 1998 compensation was our assessment of his ability and dedication to enhancing the long-term value of Professionals Group for its stockholders by continuing to provide the leadership and vision that he has provided throughout his tenure at Professionals Group. For these reasons, we deem Mr. Adamo's compensation package to be appropriate. Our decisions relating to Mr. Adamo's compensation were ratified by the Board of Directors.

          Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and subject to certain exceptions (including exceptions relating to stock options and for "performance-based" compensation if certain conditions are met), Professionals Group may not deduct compensation in excess of $1 million paid to any executive named in its corporation's Summary Compensation Table for that year. For 1998, the compensation paid to each of the executive officers named in the Summary Compensation Table for 1998 was well below $1 million, and we expect the same will be true for the current year. Consequently, for the present we have decided to defer consideration of any compensation policies relating to Section 162(m) of the Internal Revenue Code of 1986.

        Eliot H. Berg, M.D., Co-Chairman           Jerry D. Campbell, Co-Chairman
        Louis P. Brady, M.D.                       John F. McCaffrey
        Edward S. Truppman, M.D.                   William H. Woodhams, M.D.

     The Compensation Committee Report does not constitute soliciting material. It is not considered filed by us, and shall not be incorporated by reference into any of our other filings, under the Securities Act or the Exchange Act, unless we state otherwise.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of our Compensation Committee in 1998 were Eliot H. Berg, M.D., Co-Chairman, Louis P. Brady, M.D., Jerry D. Campbell, Co-Chairman, John F. McCaffrey, Edward S. Truppman, M.D. and William H. Woodhams, M.D.

     No executive officer of Professionals Group served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee of Professionals Group. No executive officer of Professionals Group served as a director of another entity, one of whose executive officers served on the compensation committee of Professionals Group. No executive officer of Professionals Group served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of Professionals Group.

                            STOCK PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total stockholder return on our common stock for the last five fiscal years with the cumulative total return on:

     - The Nasdaq Stock Market Index, which is comprised of all United States common shares traded on The Nasdaq Stock Market(R);

     - The Nasdaq Insurance Stocks Index, which is comprised of common shares of insurance companies traded on The Nasdaq Stock Market(R); and

     - The Russell 2000 Index, which is comprised of the common shares of the 2,000 smallest of the 3,000 largest United States companies based on total market capitalization. As of the latest reconstitution of this index, the average market capitalization was about $592.0 million and the median market capitalization was about $500.0 million.

     The following graph assumes the investment of $100 in our common stock, The Nasdaq Stock Market Index, The Nasdaq Insurance Stocks Index, and the Russell 2000 Index on December 31, 1993 and the reinvestment of all dividends. The returns shown on the graph are not necessarily indicative of future performance.

                               PERFORMANCE GRAPH

     The dollar values for total stockholder return plotted in the graph above are shown in the table below.

                             TOTAL RETURN ANALYSIS

-------------------------------------------------------------------------------------------------------
                                                                   DECEMBER 31,
-------------------------------------------------------------------------------------------------------
                                                 1993     1994     1995     1996     1997     1998
-------------------------------------------------------------------------------------------------------
    Professionals Group                         100.00    86.43   170.90   190.15   371.66   294.73
-------------------------------------------------------------------------------------------------------
    Nasdaq Stock Market (U.S. Companies)        100.00    96.80   135.44   166.19   202.15   282.26
-------------------------------------------------------------------------------------------------------
    Nasdaq Insurance Stocks                     100.00   100.57   140.41   159.18   195.30   195.18
-------------------------------------------------------------------------------------------------------
    Russell 2000                                100.00    96.82   122.19   140.23   169.00   163.18
-------------------------------------------------------------------------------------------------------

     The Stock Performance Graph does not constitute soliciting material. It is not considered filed by us, and shall not be incorporated by reference into any of our other filings, under the Securities Act or the Exchange Act, unless we state otherwise.

                           RELATED PARTY TRANSACTIONS

     We did not have any related party transactions in 1998 except as follows:

     - John F. Dodge, Jr., Esq. performed certain legal services for Professional Group and its subsidiaries. He was paid $15,085 in 1998 for legal services and expenses in connection with his representation of Professionals Group and ProNational Insurance Company.

     - Dr. H. Harvey Gass serves as ProNational Insurance Company's Claims Medical Consultant. Dr. Gass was paid $49,200 in 1998 with respect to consulting services rendered to ProNational Insurance Company.

     - In connection with the completion of its business combination with Physicians Protective Trust Fund, Professionals Group granted and allocated to the persons named below shares of Professionals Group common stock as follows: Richard G. Alper, M.D., 9,687 shares; Eliot H. Berg, M.D., 14,957 shares; Louis P. Brady, M.D., 10,075 shares; Steven L. Salman, 38,747 shares; Edward S. Truppman, M.D., 9,687 shares.

     See "Election of Directors -- Director Compensation -- Director Stock Grants" and "Information Regarding Executive Officers -- Salman Employment Agreement and Stock Grant" for descriptions of these stock grants.

                 VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

     To the knowledge of management, with respect to the beneficial ownership of our common stock, no one was the beneficial owner of more than 5% of the outstanding shares of our common stock as of December 31, 1998.

     The following table sets forth certain information provided by the persons indicated with respect to the beneficial ownership of our common stock, as of March 31, 1999:

     - by each director and named executive officer of Professionals Group; and

     - by all directors and named executive officers of Professionals Group as a group.

               NAME OF                       NUMBER OF           RIGHT        RESTRICTED        PERCENTAGE OF
         BENEFICIAL OWNER (1)             SHARES OWNED(2)    TO ACQUIRE(3)     STOCK(4)     OUTSTANDING SHARES(5)
         --------------------             ---------------    -------------    ----------    ---------------------
Victor T. Adamo.......................         53,187           26,400              --                 *
Richard G. Alper, M.D.................          2,769               --           7,750                 *
Eliot H. Berg, M.D....................          7,000               --          11,966                 *
Louis P. Brady, M.D...................          3,250               --           8,061                 *
Jerry D. Campbell.....................          8,675            1,155              --                 *
R. Kevin Clinton......................         31,745           17,600              --                 *
John F. Dodge, Jr.....................          8,620            1,155              --                 *
Annette E. Flood......................          6,478            5,720              --                 *
H. Harvey Gass, M.D...................         14,272            1,155              --                 *
Richard P. Horsch, M.D................         12,026            1,155              --                 *
John F. McCaffrey.....................          1,258            1,155              --                 *
Isaac J. Powell, M.D..................          3,250            1,155              --                 *
Ann F. Putallaz.......................          1,761            1,155              --                 *
William P. Sabados....................            244               --              --                 *
Steven L. Salman......................         11,542               --          30,998                 *
Edward S. Truppman, M.D...............          6,389               --           7,750                 *
William H. Woodhams, M.D..............          6,200            1,155              --                 *
Donald S. Young.......................          4,241            1,155              --                 *
All directors and executive officers
  as a group (18 persons).............        182,907           58,960          66,525              3.7%

---------------
     (1) The address for each named person is 2600 Professionals Drive, Okemos, Michigan 48864.

     (2) The number of shares owned stated for each named person includes shares for which the named person has sole voting and investment power or has shared voting and investment power with a spouse. It also includes shares held in a 401(k) plan or in an individual retirement account over which the named person has control, shares held by any corporation of which the named person is a director, executive officer or controlling stockholder, shares held by a trust of which the named person, or his or her spouse, is a trustee or custodian, shares held by a partnership which the named person is a general partner, and shares held by a spouse or minor children. The number of shares owned stated for each named person excludes shares that are restricted stock holdings, or may be acquired through stock option exercises.

     (3) Number of shares that can be acquired through stock options exercised within sixty days of March 31, 1999.

     (4) Number of shares subject to a vesting schedule, forfeiture risk and other restrictions.

     (5) * indicates that the named person owns less than one percent of the outstanding shares.

                            SOLICITATION OF PROXIES

     Professionals Group is paying for this proxy solicitation. In addition to sending you these materials, some of our employees may contact you in person, by mail, or by telecommunications equipment (including telephone and telegrams), to solicit your proxy. None of these employees will receive any extra compensation for doing this. We have also retained Morrow & Company to assist us in soliciting your proxy for a fee of $4,500 plus reasonable out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in soliciting your proxy.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG LLP, independent certified public accountants for fiscal 1998, have been reappointed by your Board of Directors for fiscal 1999. Representatives of KPMG LLP will be present at this meeting to respond to appropriate questions by stockholders and to make a statement if they so desire.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of Professionals Group. Officers, directors and greater than 10 percent stockholders are required by the SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports are required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with during the year ended December 31, 1998.

                             STOCKHOLDER PROPOSALS

     Any stockholder who wishes to submit a security holder proposal for possible inclusion in the proxy statement and proxy for our 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC must do so on or before January 8, 2000. The proposal must comply with the rules and regulations of the SEC then in effect and must be transmitted by registered or certified mail to Annette E. Flood, Esq., Secretary, Professionals Group, Inc., 2600 Professionals Drive, Okemos, Michigan 48864.

     Any stockholder who wishes to submit a security holder proposal for possible inclusion in the proxy statement and proxy for our 2000 annual meeting of stockholders other than pursuant to Rule 14a-8 of the SEC must do so on or before February 8, 2000. The proposal must comply with the requirements of our articles of incorporation and bylaws, and with the rules and regulations of the SEC then in effect. The proposal must be transmitted by registered or certified mail to Annette E. Flood, Esq., Secretary, Professionals Group, Inc., 2600 Professionals Drive, Okemos, Michigan 48864.

     Pursuant to Rule 14a-4 of the SEC, if we do not have notice of a proposal to be considered at our 2000 annual meeting of stockholders before February 8, 2000, then management proxies will be allowed to use their discretionary voting authority when that proposal is raised at that meeting.

                                 OTHER MATTERS

     We are not aware of any business to come before this meeting other than the matters described in this proxy statement. However, if any other matters should properly come before this meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     A copy of our Annual Report on Form 10-K for the year ended December 31, 1998, including the financial statements and the financial schedules, required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act for our most recent fiscal year is enclosed with this Proxy Statement. Copies of our Form 10-K and other filings we have made with the SEC may be obtained through our web site at http://www.picm.com. We will provide you, upon your written request, a copy of our Annual Report on Form 10-K for the Year Ended December 31, 1998. Your request should be directed to John F. Lang, Treasurer, Professionals Group, Inc., 2600 Professionals Drive, Okemos, Michigan 48864.

     No person is authorized to give any information or to make any representation other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

                                    ANNEX A

                         TELEPHONE VOTING INSTRUCTIONS

                            YOUR VOTE IS IMPORTANT!

     TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day -- 7 days a week.

     There is NO CHARGE to you for this call. -- Have your proxy card in hand.

     You will be asked to enter a Control Number, which is located in a box in the lower right hand corner of the enclosed proxy card.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
          1.

                        When asked, please confirm by Pressing 1.

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Proposal 1 -- To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9;

          To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                        When asked, please confirm by Pressing 1.

PROXY                       PROFESSIONALS GROUP, INC.                      PROXY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY,
JUNE 2, 1999

    The Stockholder executing this Proxy appoints Victor T. Adamo, Eliot H. Berg, M.D. and Isaac J. Powell, M.D., and each of them, each with full power to appoint his substitute, attorneys and proxies to represent the Stockholder and to vote and act with respect to all shares of common stock, no par value per share, of Professionals Group, Inc. ("Professionals Group") that the Stockholder would be entitled to vote on all matters which come before the 1999 Annual Meeting of Stockholders of Professionals Group referred to on the reverse side (the "Professionals Group Annual Meeting") and at any adjournment(s) or postponement(s) of the Professionals Group Annual Meeting. The affirmative vote of a majority of the shares represented at the Professionals Group Annual Meeting may authorize the adjournment or postponement of the meeting; provided, however, that no proxy which is voted against any proposal will be voted in favor of adjournment or postponement to solicit further proxies for such proposal.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROFESSIONALS GROUP. IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF PROFESSIONALS GROUP COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE. THE SHARES OF PROFESSIONALS GROUP COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY COME BEFORE THE PROFESSIONALS GROUP ANNUAL MEETING.


                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



                          -  FOLD AND DETACH HERE -

                                                                                                               Please mark   [X]
                                                                                                               your vote as
                                                                                                               indicated in
                                                                                                               this example




                                                                                   Vote for all nominees    Withhold authority
                                                                                      listed at left.        to vote for all
                                                                                                            nominees listed at
                                                                                                                   left.


1.  The election of five directors to the Board of Directors of Professionals Group              [ ]                   [ ]
    for three year terms expiring at the Annual Meeting of Stockholders to be held in the year 2002 and upon the election and qualification of their successors or upon their earlier resignation or removal, namely: (01)Louis P. Brady, M.D., (02) Jerry D.
    Campbell, (03) Richard P. Horsch, M.D., (04) William H. Woodhams, M.D., and (05)
    Donald S. Young.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL DIRECTOR NOMINEES LISTED ABOVE.      The undersigned Stockholder hereby
                                                                                                  (i) revokes any and all proxies
                                                                                                  previously executed with respect
    Instruction: To withhold authority for any nominee(s) listed above, list name(s) in the       to the Professionals Group Annual
    space provided below.                                                                         Meeting, and (ii) acknowledges
                                                                                                  receipt of the Notice and Proxy
                                                                                                  Statement for the Professionals
                                                                                                  Group Annual Meeting.

                                                                                                  Dated:                      ,1999
                                                                                                        ---------------------
                                                                                                  Signature
                                                                                                            ---------------------
                                                                                                  Title
                                                                                                       --------------------------
                                                                                                  Signature
                                                                                                           ----------------------
                                                                                                             (if held jointly)

                                                                                                  Please sign exactly as name
                                                                                                  appears on this proxy.  When
                                                                                                  shares are held by joint tenants,
                                                                                                  both should sign.  When signing
                                                                                                  as attorney, executor,
                                                                                                  administrator, trustee or
                                                                                                  guardian, please give full title
                                                                                                  as such.  If a corporation,
                                                                                                  please sign in full corporate
                                                                                                  name by an authorized officer.  If
                                                                                                  a partnership, please sign in
                                                                                                  partnership name by authorized
                                                                                                  person.
------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -


                                                         VOTE BY TELEPHONE

                                                     QUICK ---EASY---IMMEDIATE

                                                      YOUR VOTE IS IMPORTANT!

1.  TO VOTE BY PHONE:  Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week

          There is NO CHARGE to you for this call. - Have your proxy card in hand.

     You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

OPTION 1:  TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS, PRESS 1.

                                When asked, please confirm by Pressing 1.

OPTION 2:  IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0.  YOU WILL HEAR THESE INSTRUCTIONS:

                         Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL NOMINEES, PRESS 9

                         To WITHHOLD FOR AN INDIVIDUAL nominee.  Press 0 and listen to the instructions

                                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

2.  TO VOTE BY PROXY:  Mark, sign and date your proxy card and return promptly in the enclosed envelope.


           NOTE:  If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                                        THANK YOU FOR VOTING.